UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 4, 2022

________________________

Autoscope Technologies Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Hennepin Avenue, Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 438-2363

                            Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota 55104

(Former name or former address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE

This Current Report on Form 8‑K/A (Amendment No. 1) (the “Form 8-K/A”) relates to the Amended and Restated Rights Agreement dated as of July 21, 2021 among Autoscope Technologies Corporation (the “Company”), Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), and, only with respect to Section 37 thereof, Image Sensing Systems, Inc. (the “Original Rights Agreement”).  This Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 21, 2021. The Company and the Rights Agent entered into a First Amendment to Amended and Restated Rights Agreement (the “First Amendment”), which was signed on March 4, 2022 with an effective date of March 1, 2022.  The Original Rights Agreement, as amended by the First Amendment, is referred to in this Form 8-K/A as the “Rights Agreement.”

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a) Amendment No. 1 to Amended and Restated Rights Agreement

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment attached as Exhibit 4.1 to this Form 8-K/A; the full text of the Original Rights Agreement, which was attached as Exhibit 4.1 to the Current Report on Form 8‑K filed by the Company with the SEC on July 21, 2021 and is incorporated herein by reference; and the full text of the Company’s Restated Articles of Incorporation, including the Certificate of Designation included in the Company’s Restated Articles of Incorporation setting forth the terms of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), which was attached as Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed by the Company with the SEC on August 12, 2021 and is incorporated herein by reference. In addition, all capitalized terms used but not defined in this Form 8-K/A have the meanings ascribed to them in the Rights Agreement.

The First Amendment extends the expiration date of the Rights Agreement from June 4, 2022 to June 4, 2024 and is subject to the approval of the Company’s shareholders at the next meeting of the Company’s shareholders, which is scheduled for May 2022.

Exercise of Rights. On or after the Distribution Date, each Right would initially entitle the holder to purchase one one‑thousandth of a share of the Company’s Preferred Stock for a purchase price of $25.00 (subject to adjustment).

Definition of Acquiring Person. An “Acquiring Person” is a person or group that, together with affiliates and associates of such person or group, acquires beneficial ownership of 4.99% or more of the Company’s common stock, other than (i) an “Exempt Person”; (ii) any shareholder that, as of the time of the first public announcement of adoption of the Original Rights Agreement, beneficially owns 4.99% or more of the Company’s common stock (unless and until such person thereafter acquires any additional shares of common stock, subject to certain exceptions); (iii) a person who becomes an Acquiring Person solely as a result of the Company repurchasing shares of its common stock; and (iv) certain shareholders who inadvertently buy shares in excess of 4.99% of the shares of common stock and who thereafter reduce the percentage of the shares they own below 4.99%. An Exempt Person is defined as the Company, its subsidiaries and their respective employee benefit plans; and any person that the Board has affirmatively determined, in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of the Rights Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person.

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 Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person beneficially owns 50% of the outstanding shares of the Company’s common stock, the Board may extinguish the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, by exchanging two shares of common stock or an equivalent security for each Right.  In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to two shares of common stock.

Expiration. The Rights expire on the earliest of (i) 6:00 p.m., Eastern time, on June 4, 2022 (unless such date is extended because the First Amendment is approved by Autoscope’s shareholders at the annual meeting of shareholders scheduled for May 2022); (ii) the time at which the Rights are redeemed or exchanged under the Rights Agreement; (iii) the repeal of Section 382 of the Code or any successor statute or any other change if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Tax Benefits; or (iv) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available.  If the Company’s shareholders approve the First Amendment, the Rights will expire at the earliest of 6:00 p.m., Eastern time, on June 4, 2024 (unless such date is again extended) and the occurrence of the other events set forth in clauses (ii) through (iv) of the foregoing sentence.

Section 9 - Financial Statements and Exhibit

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1

Restated Articles of Incorporation of Autoscope Technologies Corporation, including Certificate of Designation of Series A Junior Participating Preferred Stock of Autoscope Technologies Corporation, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q filed by Autoscope Technologies Corporation on August 12, 2021 (File No. 0‑26056).

4.1	First Amendment to Rights Agreement dated as of March 1, 2022 by and between Autoscope Technologies Corporation and Continental Stock Transfer & Trust Company, as rights agent (filed herewith).
4.2

Amended and Restated Rights Agreement dated July 21, 2021, among Autoscope Technologies Corporation, Continental Stock Transfer & Stock Company, as rights agent, and, only with respect to Section 37 thereof, Image Sensing Systems, Inc., incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Autoscope Technologies Corporation on July 21, 2021 (File No. 0‑26056).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2022	Autoscope Technologies Corporation

By: /s/ Frank G. Hallowell
Name: Frank G. Hallowell
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description

3.1

Restated Articles of Incorporation of Autoscope Technologies Corporation, including Certificate of Designation of Series A Junior Participating Preferred Stock of Autoscope Technologies Corporation, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q filed by Autoscope Technologies Corporation on August 12, 2021 (File No. 0‑26056).

4.1	First Amendment to Rights Agreement dated as of March 1, 2022 by and between Autoscope Technologies Corporation and Continental Stock Transfer & Trust Company, as rights agent (filed herewith).

4.2

Amended and Restated Rights Agreement dated July 21, 2021 among Autoscope Technologies Corporation, Continental Stock Transfer & Stock Company, as rights agent, and, only with respect to Section 37 thereof, Image Sensing Systems, Inc., incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Autoscope Technologies Corporation on July 21, 2021 (File No. 0‑26056).

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